UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 10, 2024 (June 6, 2024)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07. Submission of Matters to a Vote of Security.

(a)     The annual meeting of stockholders of the Company was held on June 6, 2024.

(b)     At the annual meeting, the stockholders elected the Company’s nine nominees for director to serve for a one-year term beginning at the 2024 annual meeting and expiring at the 2025 annual meeting of stockholders. The stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024, approved the Company’s executive compensation, voted in favor of providing an advisory vote on the Company’s executive compensation annually, and approved an amendment to the Company's 2020 Incentive Plan. The final voting results are set forth below.

(1)    Election of directors (majority voting):

Nominee	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
James J. Barrese	22,977,063	737,153	16,551	1,223,653
Naomi M. Bergman	23,632,184	82,163	16,420	1,223,653
Jeffrey D. Jones	22,776,303	937,953	16,511	1,223,653
Bunsei Kure	22,875,514	838,715	16,538	1,223,653
Sachin S. Lawande	23,323,307	390,997	16,643	1,223,653
Joanne M. Maguire	23,537,676	176,637	16,454	1,223,653
Robert J. Manzo	19,544,673	4,169,476	16,618	1,223,653
Francis M. Scricco	23,255,606	458,722	16,439	1,223,653
David L. Treadwell	23,130,027	584,392	16,348	1,223,653

(2)     Ratification of the appointment of Deloitte & Touche LLP:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
24,770,632	167,526	16,262	N/A

(3)    Provide advisory approval of the Company’s executive compensation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
23,047,079	619,910	63,778	1,223,653

(4) Provide advisory approval of the frequency of the advisory vote on the Company’s executive compensation:

Shares For 1 Year	Shares For 2 Years	Shares For 3 Years	Shares Abstain	Broker Non-Votes
22,881,221	1,683	676,630	171,233	1,223,653

(5) Provide approval of an amendment to the Company’s 2020 Incentive Plan:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
22,745,734	813,533	171,500	1,223,653

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

On June 6, 2024, the Board of Directors of the Company re-appointed Mr. Francis M. Scricco as the non-executive Chairman of the Board of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and Chief Legal Officer

Date: June 10, 2024